Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2013

with respect to

Thrivent Small Cap Stock Fund

The summary section of the prospectus of Thrivent Small Cap Stock Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

Matthew D. Finn, CFA has served as portfolio manager of the Fund since 2013. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Small Cap Stock Fund is deleted and replaced with the following:

Matthew D. Finn, CFA has served as portfolio manager of the Fund since 2013. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm.

The date of this Supplement is March 20, 2013.

Please include this Supplement with your Prospectus.

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